Sales and Marketing Costs	12 Months Ended
Dec. 31, 2018
Sales And Marketing Costs
Sales and Marketing Costs

18.	Sales and marketing costs

Sales and marketing costs amounted to EUR 17,744 thousand in the 2018 financial year (2017: EUR 16,922 thousand). Sales and marketing costs include costs for our own sales force in Germany, Spain, the UK and the U.S., as well as marketing expenses.

Sales and marketing costs of EUR 16.9 million in the 2017 financial year reflected a 93% increase compared with the 2016 financial year (EUR 8.8 million). This increase was mainly attributable to expenses for the further establishment and expansion of sales structures, and the marked rise in the number of sales staff in the U.S.